SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported	Commission File Number
September 4, 2003	1-3822

New Jersey	21-0419870
State of Incorporation	I.R.S. Employer Identification No

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Item 9 – Regulation FD Disclosure

The information in this Current Report, including the attached exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On September 4, 2003, Campbell Soup Company made a presentation at the Prudential Securities “Back to School” Conference. A copy of the slide presentation is attached as Exhibit 99.1 and the text of the registrant’s prepared remarks is attached as Exhibit 99.2.

This Current Report on Form 8-K includes forward-looking statements which reflect the registrant’s current expectations about its future performance. These forward-looking statements rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. These include, but are not limited to, the inherent risks associated with trade and consumer acceptance of product improvements and new product introductions, the effectiveness of promotional programs and new advertising, uncertainty around predicting trade inventory movements by trade customers and other factors described in the registrant’s most recent Form 10-K, as updated from time to time by the registrant in its subsequent filings with the Securities and Exchange Commission. Actual results vary materially from those anticipated or expressed in any forward-looking statement made by the registrant. The registrant disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: September 4, 2003

	By:	/s/ Robert A. Schiffner

Robert A. Schiffner
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation from the Prudential Securities “Back to School” Conference.

99.2	Text of the registrant’s prepared remarks at the Prudential Securities “Back to School” Conference.

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